Taxation - Schedule of Tax Effects of Temporary Differences that Give Rise to Deferred Tax Asset Balances (Detail) - CNY (¥) ¥ in Thousands	Dec. 31, 2018		Dec. 31, 2017		Dec. 31, 2016	Dec. 31, 2015
Deferred tax assets
Tax loss carried forward	¥ 21,957		¥ 26,623
Deferred revenue	36,007		26,219
Others	14,878		4,914
Total deferred tax assets	72,842		57,756
Less: Valuation allowance	(21,899)	[1]	¥ (57,756)	[1]	¥ (376,087)	¥ (211,598)
Total deferred tax assets	50,943
Deferred tax liabilities
Related to the fair value change of equity investee's investments	19,998
Total deferred tax liabilities	19,998
Net deferred tax assets	¥ 30,945

[1]	Valuation allowance is provided against deferred tax assets when the Group determines that it is more likely than not that the deferred tax assets will not be utilized in the future. In making such determination, the Group considered factors including future taxable income exclusive of reversing temporary differences and tax loss carry forwards. Valuation allowance as of December 31, 2018 was provided for net operating loss carry forward, which was mainly incurred by the overseas subsidiaries, because such deferred tax assets would not be realized based on the Group's estimate of its future taxable income. If events occur in the future that allow the Group to realize more of its deferred income tax than the presently recorded amounts, an adjustment to the valuation allowances will result in a decrease in tax expense when those events occur.